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                                                                    EXHIBIT 10.2

                      FOURTH AMENDMENT TO CREDIT AGREEMENT


     THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (herein called this "Amendment") made as of the 17th day of April, 1995 by and among Tide West Trading & Transport Company, an Oklahoma corporation ("Borrower"), and Union Bank, Den norske Bank AS and Colorado National Bank, as Lenders (collectively, "Lenders") and Union Bank, as Agent (in such capacity, "Agent"),


                              W I T N E S S E T H:

     WHEREAS, Borrower, Lenders and Agent have entered into that certain Credit Agreement dated as of December 20, 1993, as amended by that certain First Amendment to Credit Agreement dated as of December 19, 1994, that certain Second Amendment to Credit Agreement dated as of February 17, 1995 and that certain Third Amendment to Credit Agreement dated as of March 17, 1995 (as so amended, the "Original Agreement") for the purposes and consideration therein expressed, pursuant to which Lenders became obligated to make loans to Borrower as therein provided; and

     WHEREAS, Borrower, Lenders and Agent desire to amend the Original Agreement for the purposes expressed herein;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement, in consideration of the loans which may hereafter be made by Lenders to Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

                                   ARTICLE I.

                           DEFINITIONS AND REFERENCES
                           --------------------------

     (S) 1.1  Terms Defined in the Original Agreement.  Unless the context
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otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Amendment.

     (S) 1.2.  Other Defined Terms.  Unless the context otherwise requires, the
               -------------------
following terms when used in this Amendment shall have the meanings assigned to them in this (S) 1.2.

          "Amendment" means this Fourth Amendment to Credit Agreement.
          ---------

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          "Amendment Documents" means this Amendment and the First Amendment to
           -------------------
     Amended and Restated Security Agreement.

          "Credit Agreement" means the Original Agreement as amended hereby.
           ----------------

                                  ARTICLE II.

                        AMENDMENTS TO ORIGINAL AGREEMENT
                        --------------------------------

     (S) 2.1.  Defined Terms.  The definition of "Maturity Date" in Section
               -------------
1.01. of the Original Agreement is hereby amended in its entirety to read as follows:

          "`Maturity Date' means April 30, 1996."
            -------------

     (S) 2.2.  Minimum Net Worth.  Section 7.12 of the Original Agreement is
               -----------------
hereby amended in its entirety to read as follows:

          "7.12.  Minimum Net Worth.  Borrower agrees not to suffer or permit
                  -----------------
     its net worth to be less than $3,200,000 at any time. Provided that the amount set forth above shall be increased, on a cumulative basis, by fifty percent (50%) of Borrower's net income after taxes determined for each Fiscal Quarter occurring after December 31, 1994."

                                  ARTICLE III.

                                 EFFECTIVE DATE
                                 --------------

     (S) 3.1.  Effective Date.  This Amendment shall become effective as of the
               --------------
date first above written when and only when, (i) Agent shall have received, at Agent's office, a counterpart of this Amendment executed and delivered by Borrower and each Lender, (ii) Borrower shall have paid to Agent for the ratable benefit of Lenders a renewal fee in the amount of $15,000, and (iii) Agent shall have additionally received all of the following documents, each document (unless otherwise indicated) being dated the date of receipt thereof by Agent, duly authorized, executed and delivered, and in form and substance satisfactory to
Agent:

          (a) Opinion of Counsel for Borrower.  Agent shall have received the
              -------------------------------
     written opinion of Conner & Winters dated as of the date of this Amendment, addressed to Agent, to the effect that this Amendment and the other Amendment Documents have been duly authorized, executed and delivered by Borrower and that the Credit Agreement constitute the legal, valid and binding obligations of Borrower, enforceable in accordance with their terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency and similar laws and to moratorium laws and other

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     laws affecting creditors' rights generally from time to time in effect).

          (b) Supporting Documents.  Agent shall have received (i) a certificate
              --------------------
     of the Secretary of Borrower dated the date of this Amendment certifying that attached thereto is a true and complete copy of resolutions adopted by the Board of Directors of Borrower authorizing the execution, delivery and performance of this Amendment and the other Amendment Documents and certifying the names and true signatures of the officers of Borrower authorized to sign this Amendment and the other Amendment Documents and
     (ii) such supporting documents as Agent may reasonably request.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

     (S) 4.2.  Representations and Warranties of Borrower.  In order to induce
               ------------------------------------------
Lenders and Agent to enter into this Amendment, Borrower represents and warrants to Lenders and Agent that:

          (a) The representations and warranties contained in Article Five of the Original Agreement are true and correct at and as of the time of the effectiveness hereof.

          (b) Borrower is duly authorized to execute and deliver this Amendment and is and will continue to be duly authorized to borrow and to perform its obligations under the Credit Agreement. Borrower has duly taken all corporate action necessary to authorize the execution and delivery of this Amendment and the other Amendment Documents and to authorize the performance of the obligations of Borrower hereunder and thereunder.

          (c) The execution and delivery by Borrower of this Amendment and the other Amendment Documents, the performance by Borrower of its obligations hereunder and the consummation of the transactions contemplated hereby do not and will not conflict with any provision of law, statute, rule or regulation or of the articles of incorporation and bylaws of Borrower, or of any material agreement, judgment, license, order or permit applicable to or binding upon Borrower, or result in the creation of any lien, charge or encumbrance upon any assets or properties of Borrower. Except for those which have been duly obtained, no consent, approval, authorization or order of any court or governmental authority or third party is required in connection with the execution and delivery by Borrower of this Amendment and the other Amendment Documents or to consummate the transactions contemplated hereby or thereby.

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          (d) When duly executed and delivered, each of this Amendment, the other Amendment Documents, and the Credit Agreement will be a legal and binding instrument and agreement of Borrower, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency and similar laws applying to creditors' rights generally and by principles of equity applying to creditors' rights generally.

          (e) The audited annual Consolidated financial statements of Guarantor dated as of December 31, 1994 fairly present the Consolidated financial position at such date and the Consolidated statement of operations and the changes in Consolidated financial position for the period ending on such dates for Guarantor. Copies of such financial statements have heretofore been delivered to Agent. Since December 31, 1994, no material adverse change has occurred in the financial condition or businesses or in the Consolidated financial condition or businesses of Guarantor.


                                   ARTICLE V.

                                 MISCELLANEOUS
                                 -------------

     (S) 5.1.  Ratification of Agreements.  The Original Agreement as hereby
               --------------------------
amended is hereby ratified and confirmed in all respects. The execution, delivery and effectiveness of this Amendment and the other Amendment Documents shall not, except as expressly provided herein or therein, operate as a waiver of any right, power or remedy of Lenders or Agent under the Credit Agreement or any other Loan Document nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document.

     (S) 5.2.  Survival of Agreements.  All representations, warranties,
               ----------------------
covenants and agreements of Borrower herein shall survive the execution and delivery of this Amendment and the other Amendment Documents and the performance hereof and thereof, and shall further survive until all of the Obligations are paid in full. All statements and agreements contained in any certificate or instrument delivered by Borrower or Guarantor hereunder or under the Credit Agreement to Lenders or Agent shall be deemed to constitute representations and warranties by, or agreements and covenants of, Borrower under this Amendment and under the Credit Agreement.

     (S) 5.3.  Loan Documents.  This Amendment and the other Amendment Documents
               --------------
are each a Loan Document, and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto and thereto.

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     (S) 5.4.   Governing Law.  This Amendment shall be governed by and
                -------------
construed in accordance with the laws of the State of Texas and any applicable laws of the United States of America in all respects, including construction, validity and performance.

     (S) 5.5.  Counterparts.  This Amendment may be separately executed in
               ------------
counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment.

     THIS WRITTEN AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

     THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

                              TIDE WEST TRADING & TRANSPORT COMPANY



                              By:       //s//
                                 --------------------------------
                                 Name:  Philip B. Smith
                                 Title: President


                              UNION BANK, as a Lender and as Agent



                              By:       //s//
                                 --------------------------------
                                 Name:  Tony R. Weber
                                 Title: Vice President



                              By:       //s//
                                 --------------------------------
                                 Name:  Michael Tregoning
                                 Title: Senior Vice President



                              DEN NORSKE BANK AS

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                              By:       //s//
                                 --------------------------------
                                 Name:  Alfred C. Jones
                                 Title: Senior Vice President



                              By:       //s//
                                 --------------------------------
                                 Name:  Nelvin Farstad
                                 Title: Senior Vice President



                              COLORADO NATIONAL BANK



                              By:         //s//
                                 --------------------------------
                                 Name:  Kathryn A. Gaiter
                                 Title: Vice President

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                             CONSENT AND AGREEMENT
                             ---------------------

     Tide West Oil Company, a Delaware corporation, hereby consents to the provisions of this Amendment and the transactions contemplated herein (including without limitation the execution of the Amendment Documents), and hereby ratifies and confirms the Guaranty Agreement dated as of December 20, 1993, made by it for the benefit of Lenders, and agrees that its obligations and covenants thereunder are unimpaired hereby and shall remain in full force and effect.


                              TIDE WEST OIL COMPANY



                              By:            //s//
                                 --------------------------------
                                 Name:  Philip B. Smith
                                 Title: President

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